===============================================================================






                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC 20549-1004



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported) September 4, 2007



                           GENERAL MOTORS CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



            STATE OF DELAWARE                                  38-0572515
            -----------------                                  ----------
        (State or other jurisdiction of                     (I.R.S. Employer
        Incorporation or Organization)                     Identification No.)


      300 Renaissance Center, Detroit, Michigan                 48265-3000
      -----------------------------------------                 ----------
      (Address of Principal Executive Offices)                  (Zip Code)




                                 (313) 556-5000
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

{ } Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

{ } Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR
    240.14a-12)

{ } Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

{ } Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


===============================================================================

ITEM 8.01.  OTHER EVENTS

On September 4, 2007 General Motors Corporation (GM) issued a news release announcing August 2007 sales. The release is as follows:

                      GM Reports 388,168 August Deliveries

o Bucking The Industry Trend, 5 Percent Total Sales Increase Led By Full-Size Pickups and All-New Crossovers
o  GMC Division Up More Than 21 Percent; Chevrolet Up Nearly 9 Percent
o  Market Share Expected To Be The Best of 2007 So Far

DETROIT - GM dealers in the United States delivered 388,168 vehicles in August, up more than 5 percent compared with year-ago monthly sales, a strong performance that resulted in an anticipated highest-of-the-year market share of nearly 26 percent. Brisk sales of full-size pickups and crossover SUVs led the increase.

"Bucking the trend in the industry, we were able to post healthy sales results in August. When combining retail sales with our growing commercial business, our sales were up when compared with last August. Importantly, last month was our third-best retail month of the year," said Mark LaNeve, vice president, GM North America Vehicle Sales, Service and Marketing. "With the double-digit decline in daily rental sales so far this year, and an overall market that remains challenging and competitive, we continue to stabilize our retail share and pricing in the market."

Customers are also recognizing the quality of GM products. A recent study ranked Buick number one (tied with Lexus) in vehicle dependability. Another customer service survey has every GM brand above the industry average score - better than Toyota, Mercedes-Benz, Chrysler, Ford and Land Rover. "The myth of import superiority is being destroyed. In countless independent consumer surveys, blogs and expert reviews, it is becoming increasingly evident that we build the highest quality vehicles and deliver them with world-class service," LaNeve noted.

Overall incentive spending was flat compared with a year ago. August inventories were down about 34,000 vehicles to approximately 945,000 vehicles.

"August performance shows we're hitting the sweet spot on truck programs, and our award-winning Chevy Silverado and GMC Sierra full-size pickups are making important contributions on the retail side," LaNeve added. "Importantly, these vehicles contributed a 30-percent increase in full-size pickup retail sales, with Sierra kicking in more than 22,500 retail sales in the month. We are also pleased with the ongoing success of the GMC Acadia, Saturn OUTLOOK and Buick Enclave. They are driving our mid-utility crossover segment growth, which is up more than 400 percent compared with a year ago despite short inventories. As with many of our vehicles, these all-new crossovers offer segment-leading fuel economy, terrific performance and outstanding value."

The GMC Acadia, Saturn OUTLOOK and Buick Enclave together had retail sales of more than 10,400 vehicles, pushing the significant retail increase in GM's mid-crossover segment.

GM has 24 vehicles in the 2007 model lineup that achieve an EPA-estimated 30 mpg highway or better.

Warranty coverage has increased substantially as a reason consumers cite when buying a new GM vehicle. GM's 5 Year/100,000 Mile Powertrain Limited Warranty continues to be a better choice for customers. GM's coverage focuses on the complete ownership experience and includes other provisions that competitors do not offer, including transferability to the next owner, more complete coverage of parts, and coverage for new and certified used vehicles. In addition, GM offers superior complementary programs, such as courtesy transportation and roadside assistance. "GM provides the best coverage in the industry and takes care of the vehicle and the owner like no other vehicle manufacturer," LaNeve added.

Certified Used Vehicles

August 2007 sales for all certified GM brands, including GM Certified Used Vehicles, Cadillac Certified Pre-Owned Vehicles, Saturn Certified Pre-Owned Vehicles, Saab Certified Pre-Owned Vehicles, and HUMMER Certified Pre-Owned Vehicles, were 45,195 vehicles, up 1 percent from last August. Total year-to-date certified GM sales are 361,077 vehicles, up 4 percent from the same period last year.

GM Certified Used Vehicles, the industry's top-selling manufacturer-certified used brand, posted 39,905 sales, up 5 percent from last August. Year-to-date sales for GM Certified Used Vehicles are 317,398 vehicles, up 6 percent from the same period in 2006.

Cadillac Certified Pre-Owned Vehicles posted August sales of 3,162 vehicles, down 12 percent from last August. Saturn Certified Pre-Owned Vehicles sold 1,421 vehicles in August, down 28 percent. Saab Certified Pre-Owned Vehicles sold 598 vehicles, down 36 percent, and HUMMER Certified Pre-Owned Vehicles sold 109 vehicles, up 35 percent.

"GM Certified dealers turned in a strong performance in August with sales of 39,905 vehicles, an increase of nearly 5 percent from last August," said LaNeve. "Our dealer network, the largest in the certified segment, is doing a great job providing customers with the wide selection, quality, value and peace-of-mind assurances they're seeking in a certified used vehicle."

GM North America Reports August 2007 Production; 2007 Third-Quarter Production Forecast is Revised at 1.050 Million Vehicles; 2007 Fourth-Quarter Production Forecast Set at 1 Million Vehicles

In August, GM North America produced 437,000 vehicles (152,000 cars and 285,000 trucks). This is down 28,000 vehicles or 6 percent compared to August 2006 when the region produced 465,000 vehicles (179,000 cars and 286,000 trucks). (Production totals include joint venture production of 21,000 vehicles in August 2007 and 26,000 vehicles in August 2006.)

The region's 2007 third-quarter production forecast is revised at 1.050 million vehicles (377,000 cars and 673,000 trucks), down 25,000 vehicles or 2 percent from last month's guidance. Additionally, GM North America's initial 2007 fourth-quarter production forecast is set at 1 million vehicles (334,000 cars and 666,000 trucks), down 107,000 vehicles or 10 percent from fourth-quarter 2006 actuals. In the fourth-quarter of 2006 the region produced 1.107 million vehicles (446,000 cars and 661,000 trucks).

GM also announced 2007 revised third-quarter and initial fourth-quarter production forecasts for its international regions.

GM Europe - The region's 2007 third-quarter production forecast is unchanged at 395,000 vehicles. In the third-quarter of 2006 the region built 374,000 vehicles. The region's initial 2007 fourth-quarter production forecast is set at 452,000 vehicles. In the fourth-quarter of 2006 the region built 443,000 vehicles.

GM Asia Pacific -The region's 2007 third-quarter production forecast is revised at 492,000 vehicles, down 26,000 vehicles from last month's guidance. In the third-quarter of 2006 the region built 433,000 vehicles. The region's initial 2007 fourth-quarter production forecast is set at 631,000 vehicles. In the fourth-quarter of 2006 the region built 509,000 vehicles.

GM Latin America, Africa and the Middle East - The region's 2007 third-quarter production forecast is unchanged at 258,000 vehicles. In the third-quarter of 2006 the region built 215,000 vehicles. The region's initial 2007 fourth-quarter production forecast is set at 257,000 vehicles. In the fourth-quarter of 2006 the region built 215,000 vehicles.

General Motors Corp. (NYSE: GM), the world's largest automaker, has been the annual global industry sales leader for 76 years. Founded in 1908, GM today employs about 280,000 people around the world. With global headquarters in Detroit, GM manufactures its cars and trucks in 33 countries. In 2006, nearly
9.1 million GM cars and trucks were sold globally under the following brands:
Buick, Cadillac, Chevrolet, GMC, GM Daewoo, Holden, HUMMER, Opel, Pontiac, Saab, Saturn and Vauxhall. GM's OnStar subsidiary is the industry leader in vehicle safety, security and information services. More information on GM can be found at www.gm.com.

Note: GM sales and production results are available on GM Media OnLine at http://media.gm.com/us/gm/en by clicking on News, then Sales/Production. In this press release and related comments by General Motors management, we use words like "expect," "anticipate," "estimate," "forecast," "objective," "plan," "goal" and similar expressions to identify forward-looking statements, representing our current judgment about possible future events. We believe these judgments are reasonable, but actual results may differ materially due to a variety of important factors. Among other items, such factors might include: the pace of introductions and market acceptance of new products; the effect of competition on our markets and significant changes in the competitive environment; price increases or shortages of fuel; and changes in laws, regulations or tax rates. GM's most recent annual report on Form 10-K and quarterly report on Form 10-Q provide information about these factors, which may be revised or supplemented in future reports to the SEC on Form 10-Q or 8-K.

                                      # # #

Detroit -- General Motors dealers in the United States today reported the following vehicle sales:

-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                                   August               January - August
-------------------------------------------------------------------------------
 Curr S/D:   27                           % Chg
 Prev S/D:   27           2007      2006  per S/D      2007       2006   % Chg.
-------------------------------------------------------------------------------
Vehicle Total         388,168    368,776    5.3   2,631,862  2,846,062   -7.5
-------------------------------------------------------------------------------
Car Total             144,516    156,723   -7.8   1,024,644  1,135,885   -9.8
-------------------------------------------------------------------------------
Truck Total           243,652    212,053   14.9   1,607,218  1,710,177   -6.0
-------------------------------------------------------------------------------
Light Truck Total     241,013    206,798   16.5   1,574,475  1,669,971   -5.7
-------------------------------------------------------------------------------
Light Vehicle Total   385,529    363,521    6.1   2,599,119  2,805,856   -7.4
-------------------------------------------------------------------------------




-------------------------------------------------------------------------------
      Market Division
       Vehicle Total                                  Calendar Year-to-Date
                                  August                January - August
-------------------------------------------------------------------------------
                                          % Chg
                          2007      2006  per S/D      2007      2006  % Chg.
-------------------------------------------------------------------------------

Buick                  19,324     22,853  -15.4     126,161    171,578  -26.5
Cadillac               19,481     20,036   -2.8     134,584    149,780  -10.1
Chevrolet             229,012    210,860    8.6   1,553,911  1,687,341   -7.9
GMC                    51,222     42,262   21.2     336,484    324,095    3.8
HUMMER                  5,677      6,711  -15.4      37,680     46,497  -19.0
Oldsmobile                  0          0  ***.*           0         96  ***.*
Other - Isuzu               0      1,125  ***.*       7,903      9,550  -17.2
Pontiac                39,324     39,711   -1.0     244,772    284,581  -14.0
Saab                    3,011      3,168   -5.0      23,261     24,517   -5.1
Saturn                 21,117     22,050   -4.2     167,106    148,027   12.9
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Sales of Vehicles Produced in US/Canada/Mexico
-------------------------------------------------------------------------------
Car                   135,493    146,896   -7.8     957,655  1,066,142  -10.2
-------------------------------------------------------------------------------
Light Truck           241,013    206,798   16.5   1,574,475  1,669,971   -5.7
-------------------------------------------------------------------------------

Twenty-seven selling days for the August period this year and twenty-seven for last year.

* Prior to 8/07 includes American Isuzu Motors, Inc., dealers sales of commercial vehicles distributed by GM as reported to GM by American Isuzu Motors, Inc. Effective 8/07 includes GMC & Chevrolet dealer sales of commercial vehicles distributed by American Isuzu Motors, Inc.

                                      2-1P
                       GM Car Deliveries - (United States)
                                  August 2007
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                                  August                January - Augsut
-------------------------------------------------------------------------------
                                          % Chg
                          2007      2006  per S/D      2007      2006    % Chg.
                        -------------------------------------------------------
      Selling Days (S/D)   27         27
-------------------------------------------------------------------------------
Century                     0         -2  ***.*           5         75  -93.3
LaCrosse                6,059      7,982  -24.1      33,336     50,667  -34.2
LeSabre                     0         87  ***.*         121      2,106  -94.3
Lucerne                 8,613     10,822  -20.4      55,946     67,928  -17.6
Park Avenue                 0          1  ***.*          26         32  -18.8
Regal                       0          0  ***.*           0         30  ***.*
     Buick Total       14,672     18,890  -22.3      89,434    120,838  -26.0
-------------------------------------------------------------------------------
CTS                     3,887      4,275   -9.1      31,664     38,947  -18.7
DeVille                     0         44  ***.*          71        692  -89.7
DTS                     5,599      5,726   -2.2      33,368     38,735  -13.9
Seville                     0          0  ***.*           0          9  ***.*
STS                     2,036      2,667  -23.7      13,156     17,472  -24.7
XLR                       134        170  -21.2       1,299      2,235  -41.9
     Cadillac Total    11,656     12,882   -9.5      79,558     98,090  -18.9
-------------------------------------------------------------------------------
Aveo                    6,246      6,191    0.9      43,414     41,269    5.2
Cavalier                    0         12  ***.*          57        319  -82.1
Classic                     0          0  ***.*          17          7  142.9
Cobalt                 20,814     19,430    7.1     133,101    163,343  -18.5
Corvette                2,877      2,990   -3.8      23,012     24,847   -7.4
Impala                 24,929     26,094   -4.5     226,541    197,304   14.8
Malibu                 14,413     14,856   -3.0      91,229    122,345  -25.4
Monte Carlo               914      3,504  -73.9      13,496     24,411  -44.7
SSR                         3        258  -98.8         235      3,234  -92.7
     Chevrolet Total   70,196     73,335   -4.3     531,102    577,079   -8.0
-------------------------------------------------------------------------------
Alero                       0          0  ***.*           0         67  ***.*
     Oldsmobile Total       0          0  ***.*           0         67  ***.*
-------------------------------------------------------------------------------
Bonneville                  0         63  ***.*         130      1,009  -87.1
G5                      2,766      1,569   76.3      18,057      1,760  926.0
G6                     16,730     16,362    2.2      99,192    108,640   -8.7
Grand Am                    0         25  ***.*          99        717  -86.2
Grand Prix              9,990      8,986   11.2      62,446     71,799  -13.0
GTO                       200        963  -79.2       4,007      7,873  -49.1
Solstice                1,316      1,515  -13.1      11,857     14,403  -17.7
Sunfire                     0         35  ***.*          39        811  -95.2
Vibe                    3,200      6,271  -49.0      24,925     34,353  -27.4
     Pontiac Total     34,202     35,789   -4.4     220,752    241,365   -8.5
-------------------------------------------------------------------------------
9-2X                        0        234  ***.*         118        917  -87.1
9-3                     2,168      1,990    8.9      16,295     16,627   -2.0
9-5                       409        449   -8.9       3,155      3,057    3.2
     Saab Total         2,577      2,673   -3.6      19,568     20,601   -5.0
-------------------------------------------------------------------------------
Aura                    6,785      1,781  281.0      39,841      1,782  ***.*
ION                     3,387     10,300  -67.1      36,224     71,269  -49.2
Saturn L Series             0          0  ***.*           2         20  -90.0
Sky                     1,041      1,073   -3.0       8,163      4,774   71.0
     Saturn Total      11,213     13,154  -14.8      84,230     77,845    8.2
-------------------------------------------------------------------------------
     GM Total         144,516    156,723   -7.8   1,024,644  1,135,885   -9.8
-------------------------------------------------------------------------------
                     GM Car Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *    135,493    146,896   -7.8     957,655  1,066,142  -10.2
-------------------------------------------------------------------------------
GM Import               9,023      9,827   -8.2      66,989     69,743   -3.9
-------------------------------------------------------------------------------
     GM Total         144,516    156,723   -7.8   1,024,644  1,135,885   -9.8
-------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico

                                      2-1P
                       GM Car Deliveries - (United States)
                                  August 2007
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                                  August                January - Augsut
-------------------------------------------------------------------------------
                                          % Chg
                          2007      2006  per S/D      2007      2006    % Chg.
                        -------------------------------------------------------
      Selling Days (S/D)   27         27
-------------------------------------------------------------------------------
          GM Car Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total            14,672     18,890  -22.3      89,434    120,838  -26.0
Cadillac Total         11,656     12,882   -9.5      79,558     98,090  -18.9
Chevrolet Total        63,950     67,144   -4.8     487,688    535,810   -9.0
Oldsmobile Total            0          0  ***.*           0         67  ***.*
Pontiac Total          34,002     34,826   -2.4     216,745    233,492   -7.2
Saturn Total           11,213     13,154  -14.8      84,230     77,845    8.2
     GM North America
       Total*         135,493    146,896   -7.8     957,655  1,066,142  -10.2
-------------------------------------------------------------------------------
Chevrolet Total         6,246      6,191    0.9      43,414     41,269    5.2
Pontiac Total             200        963  -79.2       4,007      7,873  -49.1
Saab Total              2,577      2,673   -3.6      19,568     20,601   -5.0
     GM Import Total    9,023      9,827   -8.2      66,989     69,743   -3.9
-------------------------------------------------------------------------------
                   GM Vehicle Deliveries by Marketing Division
-------------------------------------------------------------------------------
Buick Total            19,324     22,853  -15.4     126,161    171,578  -26.5
Cadillac Total         19,481     20,036   -2.8     134,584    149,780  -10.1
Chevrolet Total       229,012    210,860    8.6   1,553,911  1,687,341   -7.9
GMC Total              51,222     42,262   21.2     336,484    324,095    3.8
HUMMER Total            5,677      6,711  -15.4      37,680     46,497  -19.0
Oldsmobile Total            0          0  ***.*           0         96  ***.*
Other-Isuzu Total           0      1,125  ***.*       7,903      9,550  -17.2
Pontiac Total          39,324     39,711   -1.0     244,772    284,581  -14.0
Saab Total              3,011      3,168   -5.0      23,261     24,517   -5.1
Saturn Total           21,117     22,050   -4.2     167,106    148,027   12.9
     GM Total         388,168    368,776    5.3   2,631,862  2,846,062   -7.5
-------------------------------------------------------------------------------
* Includes US/Canada/Mexico

                                      3-1P
                      GM Truck Deliveries - (United States)
                                   August 2007
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                                  August                January - Augsut
-------------------------------------------------------------------------------
                                          % Chg
                          2007      2006  per S/D      2007      2006    % Chg.
                        -------------------------------------------------------
      Selling Days (S/D)   27         27
-------------------------------------------------------------------------------
Enclave                 3,796          0  ***.*      12,401          0  ***.*
Rainier                   284        690  -58.8       4,367      9,766  -55.3
Rendezvous                282      2,386  -88.2      15,091     32,130  -53.0
Terraza                   290        887  -67.3       4,868      8,844  -45.0
     Total Buick        4,652      3,963   17.4      36,727     50,740  -27.6
-------------------------------------------------------------------------------
Escalade                3,989      2,851   39.9      23,773     24,274  -2.1
Escalade ESV            1,367      1,875  -27.1      10,633      8,767  21.3
Escalade EXT              652        739  -11.8       5,353      3,422  56.4
SRX                     1,817      1,689    7.6      15,267     15,227   0.3
     Total Cadillac     7,825      7,154    9.4      55,026     51,690   6.5
-------------------------------------------------------------------------------
Astro                       0          2  ***.*          25        353  -92.9
C/K Suburban(Chevy)     8,209      6,463   27.0      54,999     48,035   14.5
Chevy C/T Series           21         22   -4.5         193        205   -5.9
Chevy W Series              0        215  ***.*       1,676      1,918  -12.6
Colorado                6,562      9,116  -28.0      53,527     64,644  -17.2
Equinox                13,186     11,622   13.5      62,385     80,955  -22.9
Express Cutaway/G Cut   2,387      1,858   28.5      13,121     13,688   -4.1
Express Panel/G Van     8,960      8,196    9.3      52,485     60,052  -12.6
Express/G Sportvan      1,706      1,226   39.2      11,674     13,190  -11.5
HHR                    12,886      8,620   49.5      72,153     75,448   -4.4
Kodiak 4/5 Series         836        953  -12.3       6,360      8,212  -22.6
Kodiak 6/7/8 Series       168        253  -33.6       1,634      2,536  -35.6
S/T Blazer                  0         10  ***.*           7        108  -93.5
S/T Pickup                  0          0  ***.*           0          4  ***.*
Tahoe                  11,174     12,163   -8.1      94,203    110,577  -14.8
Tracker                     0          0  ***.*           0         11  ***.*
TrailBlazer            13,747     12,901    6.6      90,781    118,718  -23.5
Uplander                7,802      6,060   28.7      45,765     44,388    3.1
Venture                     0          9  ***.*          25        180  -86.1
................................................................................
     Avalanche          3,686      6,651  -44.6      36,417     32,103  13.4
     Silverado-C/K
       Pickup          67,486     51,185   31.8     425,379    434,937  -2.2
Chevrolet Fullsize
  Pickups              71,172     57,836   23.1     461,796    467,040  -1.1
................................................................................
     Chevrolet Total  158,816    137,525   15.5   1,022,809  1,110,262   -7.9
-------------------------------------------------------------------------------
Acadia                  5,870          0  ***.*      46,834          0  ***.*
Canyon                  1,821      2,562  -28.9      14,912     16,303   -8.5
Envoy                   6,400      6,621   -3.3      33,312     51,288  -35.0
GMC C/T Series             11         23  -52.2         154        159   -3.1
GMC W Series                0        606  ***.*       2,609      3,648  -28.5
Safari (GMC)                0          0  ***.*          13         56  -76.8
Savana Panel/G Classic  1,315      1,503  -12.5      10,484     12,062  -13.1
Savana Special/G Cut      457        425    7.5       7,371      8,830  -16.5
Savana/Rally              175        109   60.6       1,309      1,847  -29.1
Sierra                 23,574     17,564   34.2     138,759    142,129   -2.4
Topkick 4/5 Series        537        704  -23.7       7,261      8,116  -10.5
Topkick 6/7/8 Series    1,066      1,354  -21.3       4,953      5,862  -15.5
Yukon                   4,959      6,316  -21.5      39,234     45,640  -14.0
Yukon XL                5,037      4,475   12.6      29,279     28,155    4.0
     GMC Total         51,222     42,262   21.2     336,484    324,095    3.8
-------------------------------------------------------------------------------
HUMMER H1                  13         32  -59.4         114        261  -56.3
HUMMER H2               1,252      1,227    2.0       7,976     10,979  -27.4
HUMMER H3               4,412      5,452  -19.1      29,590     35,257  -16.1
     HUMMER Total       5,677      6,711  -15.4      37,680     46,497  -19.0
-------------------------------------------------------------------------------
Bravada                     0          0  ***.*           0         19  ***.*
Silhouette                  0          0  ***.*           0         10  ***.*
     Oldsmobile Total       0          0  ***.*           0         29  ***.*
-------------------------------------------------------------------------------
Other-Isuzu F Series        0        124  ***.*       1,113        892   24.8
Other-Isuzu H Series        0          1  ***.*          61         82  -25.6
Other-Isuzu N Series        0      1,000  ***.*       6,729      8,576  -21.5
     Other-Isuzu Total      0      1,125  ***.*       7,903      9,550  -17.2
-------------------------------------------------------------------------------
Aztek                       0         20  ***.*          25        315  -92.1
Montana                     0         23  ***.*          26        344  -92.4
Montana SV6                96        328  -70.7       1,231     11,955  -89.7
Torrent                 5,026      3,551   41.5      22,738     30,602  -25.7
     Pontiac Total      5,122      3,922   30.6      24,020     43,216  -44.4
-------------------------------------------------------------------------------
9-7X                      434        495  -12.3       3,693      3,916   -5.7
     Saab Total           434        495  -12.3       3,693      3,916   -5.7
-------------------------------------------------------------------------------
Outlook                 3,227          0  ***.*      23,135          0  ***.*
Relay                      72      1,077  -93.3       1,203      5,037  -76.1
VUE                     6,605      7,819  -15.5      58,538     65,145  -10.1
     Saturn Total       9,904      8,896   11.3      82,876     70,182   18.1
-------------------------------------------------------------------------------
     GM Total         243,652    212,053   14.9   1,607,218  1,710,177   -6.0
-------------------------------------------------------------------------------
                    GM TRUCK Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *    243,652    210,459   15.8   1,597,930  1,698,288   -5.9
-------------------------------------------------------------------------------
GM Import                   0      1,594  ***.*       9,288     11,889  -21.9
-------------------------------------------------------------------------------
     GM Total         243,652    212,053   14.9   1,607,218  1,710,177   -6.0
-------------------------------------------------------------------------------
               GM Light Duty Truck Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *    241,013    206,798   16.5   1,574,475  1,669,971   -5.7
-------------------------------------------------------------------------------
GM Import                   0          0  ***.*           0          0  ***.*
-------------------------------------------------------------------------------
     GM Total         241,013    206,798   16.5   1,574,475  1,669,971   -5.7
-------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico

                                      3-1P
                      GM Truck Deliveries - (United States)
                                   August 2007
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                                  August                January - Augsut
-------------------------------------------------------------------------------
                                          % Chg
                          2007      2006  per S/D      2007      2006    % Chg.
                        -------------------------------------------------------
      Selling Days (S/D)   27         27
-------------------------------------------------------------------------------
         GM TRUCK Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total             4,652      3,963   17.4      36,727     50,740  -27.6
Cadillac Total          7,825      7,154    9.4      55,026     51,690    6.5
Chevrolet Total       158,816    137,356   15.6   1,021,639  1,108,899   -7.9
GMC Total              51,222     41,760   22.7     334,497    321,173    4.1
HUMMER Total            5,677      6,711  -15.4      37,680     46,497  -19.0
Oldsmobile Total            0          0  ***.*           0         29  ***.*
Other-Isuzu Total           0        202  ***.*       1,772      1,946   -8.9
Pontiac Total           5,122      3,922   30.6      24,020     43,216  -44.4
Saab Total                434        495  -12.3       3,693      3,916   -5.7
Saturn Total            9,904      8,896   11.3      82,876     70,182   18.1
     GM North America
      Total*          243,652    210,459   15.8   1,597,930  1,698,288   -5.9
-------------------------------------------------------------------------------
Chevrolet Total             0        169  ***.*       1,170      1,363  -14.2
GMC Total                   0        502  ***.*       1,987      2,922  -32.0
Other-Isuzu Total           0        923  ***.*       6,131      7,604  -19.4
     GM Import Total        0      1,594  ***.*       9,288     11,889  -21.9
-------------------------------------------------------------------------------
      GM Light Truck Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total             4,652      3,963   17.4      36,727     50,740  -27.6
Cadillac Total          7,825      7,154    9.4      55,026     51,690    6.5
Chevrolet Total       157,791    136,082   16.0   1,012,946  1,097,391   -7.7
GMC Total              49,608     39,575   25.4     321,507    306,310    5.0
HUMMER Total            5,677      6,711  -15.4      37,680     46,497  -19.0
Oldsmobile Total            0          0  ***.*           0         29  ***.*
Pontiac Total           5,122      3,922   30.6      24,020     43,216  -44.4
Saab Total                434        495  -12.3       3,693      3,916   -5.7
Saturn Total            9,904      8,896   11.3      82,876     70,182   18.1
     GM North America
       Total*         241,013    206,798   16.5   1,574,475  1,669,971   -5.7
-------------------------------------------------------------------------------

                 GM Light Truck Deliveries by Marketing Division
-------------------------------------------------------------------------------
Buick Total             4,652      3,963   17.4      36,727     50,740  -27.6
Cadillac Total          7,825      7,154    9.4      55,026     51,690    6.5
Chevrolet Total       157,791    136,082   16.0   1,012,946  1,097,391   -7.7
GMC Total              49,608     39,575   25.4     321,507    306,310    5.0
HUMMER Total            5,677      6,711  -15.4      37,680     46,497  -19.0
Oldsmobile Total            0          0  ***.*           0         29  ***.*
Pontiac Total           5,122      3,922   30.6      24,020     43,216  -44.4
Saab Total                434        495  -12.3       3,693      3,916   -5.7
Saturn Total            9,904      8,896   11.3      82,876     70,182   18.1
     GM Total         241,013    206,798   16.5   1,574,475  1,669,971   -5.7
-------------------------------------------------------------------------------

* Includes US/Canada/Mexico

                        GM Production Schedule - 9/04/07



                                                                           Memo: Joint Venture
                        GMNA                                             --------------------------
                -------------------                            Total       GMNA 1   International 5
Units 000s      Car1 Truck1  Total   GME2   GMLAAM3   GMAP4  Worldwide   Car  Truck
                ---- ------  ------  ----   -------   -----  ---------   ---- -----
2007 Q3 # *     377     673   1,050    395      258     492      2,195    11    42      250
O/(U) prior
forecast:@        0     (25)    (25)     0        0     (26)       (51)    0     0      (19)
              -----   -----   -----  -----      ---     ---      -----    --    --

2007 Q4 #       334     666   1,000    452      257     631      2,340    11    46      322
O/(U) prior
forecast:@        0       0       0      0        0       0          0     0     0        0
====================================================================================================
                        GMNA
                -------------------                            Total       GMNA 1   International 5
Units 000s      Car  Truck   Total   GME    GMLAAM    GMAP   Worldwide   Car  Truck
                ---- ------  ------  ----   -------   -----  ---------   ---- -----
  2001
1st Qtr.        580     634   1,214    538      138      51      1,941    18     9       NA
2nd Qtr.        638     726   1,364    491      165      64      2,084    13    16       NA
3rd Qtr.        574     664   1,238    373      146      74      1,832    11    15       NA
4th Qtr.        573     721   1,294    441      127      67      1,929     9    16       NA
              -----   -----   -----  -----      ---     ---      -----    --    --
   CY         2,365   2,745   5,110  1,842      575     256      7,786    51    56       NA

  2002
1st Qtr.        600     753   1,353    456      131      65      2,005    11    11       NA
2nd Qtr.        688     865   1,553    453      141      74      2,221    15    17       NA
3rd Qtr.        568     740   1,308    408      132      87      1,935    19    20       NA
4th Qtr.        602     824   1,426    453      157      81      2,117    14    25       NA
              -----   -----   -----  -----      ---     ---      -----    --    --
   CY         2,458   3,182   5,640  1,770      561     307      8,278    59    73       NA

  2003
1st Qtr.        591     860   1,451    491      127      77      2,146    19    24       NA
2nd Qtr.        543     837   1,380    488      128      90      2,086    19    24       NA
3rd Qtr.        492     753   1,245    393      135     120      1,893    20    17       NA
4th Qtr.        558     827   1,385    446      157     133      2,121    16    20       NA
              -----   -----   -----  -----      ---     ---      -----    --    --
   CY         2,184   3,277   5,461  1,818      547     420      8,246    74    85       NA

  2004
1st Qtr.        525     820   1,345    473      159     296      2,273    19    19      247
2nd Qtr.        543     846   1,389    503      172     337      2,401    18    48      284
3rd Qtr.        463     746   1,209    411      185     314      2,119    16    43      261
4th Qtr.        466     811   1,277    442      200     386      2,305    17    47      324
              -----   -----   -----  -----      ---   -----      -----    --   ---    -----
   CY         1,997   3,223   5,220  1,829      716   1,333      9,098    70   158    1,116

  2005
1st Qtr.        470     712   1,182    502      185     335      2,204    16    51      286
2nd Qtr.        458     789   1,247    501      195     398      2,341    17    49      337
3rd Qtr.        423     723   1,146    412      207     409      2,174    15    50      199
4th Qtr.        483     798   1,281    443      188     420      2,332    14    68      197
              -----   -----   -----  -----      ---   -----      -----    --   ---    -----
   CY         1,834   3,022   4,856  1,858      775   1,562      9,051    62   218    1,019

  2006
1st Qtr.        496     759   1,255    494      194     472      2,415    18    50      246
2nd Qtr.        462     775   1,237    495      206     482      2,420    17    58      258
3rd Qtr.        417     633   1,050    374      215     433      2,072    12    48      202
4th Qtr.        446     661   1,107    443      215     509      2,274    11    43      260
              -----   -----   -----  -----      ---   -----      -----    --   ---      ---
   CY         1,821   2,828   4,649  1,806      830   1,896      9,181    58   199      966

  2007
1st Qtr.        399     664   1,063    511      222     544      2,340    15    35      287
2nd Qtr.        402     740   1,142    464      233     571      2,410    12    42      264
3rd Qtr. # *    377     673   1,050    395      258     492      2,195    11    42      250
4th Qtr. #      334     666   1,000    452      257     631      2,340    11    46      322
              -----   -----   -----  -----      ---   -----      -----    --   ---    -----
   CY         1,512   2,743   4,255  1,822      970   2,238      9,285    49   165    1,123
              -----   -----   -----  -----      ---   -----      -----
See notes next page.

* Variance reported only if current production estimate by region differs from prior production estimate by 5K units or more
@ Numbers may vary due to rounding
# Denotes estimate

(1) GMNA includes joint venture production - NUMMI units included in GMNA Car; HUMMER and CAMI units included in GMNA Truck
(2) GME includes GM-AvtoVAZ joint venture production beginning in Q1 (2004)
(3) GMLAAM includes GM Egypt joint venture from 2001 through current calendar year
(4) GMAP includes joint venture production: Shanghai GM Norsom Motors (formerly Jinbei GM) and Shanghai GM beginning in 2000 and SAIC-GM-Wuling and GM Daewoo Auto Technologies (GMDAT) beginning in Q1 2004.
(5) International joint venture production includes GM-AvtoVAZ, GM Egypt, Shanghai GM Norsom Motors, Shanghai GM, SAIC-GM-Wuling, and GMDAT. Starting in Q3 2005 International joint venture production does not include GMDAT.

This report is governed by the Forward Looking Statements language found in the Terms and Conditions on the GM Institutional Investor website.



                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          GENERAL MOTORS CORPORATION
                                          --------------------------
                                          (Registrant)


Date:  September 5, 2007             By:  /s/NICK S. CYPRUS
                                          ------------------
                                          (Nick S. Cyprus
                                          Controller and
                                          Chief Accounting Officer)